UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) May 7, 2021 (May 5, 2021)
Commission File Number 1-3671
GENERAL DYNAMICS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware			13-1673581
State or other jurisdiction of incorporation or organization			I.R.S. Employer Identification No.

11011 Sunset Hills Road	Reston,	Virginia	20190
Address of principal executive offices			Zip code

(703) 876-3000
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GD	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company		☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

The voting results for matters submitted to the company’s shareholders for consideration at the Annual Meeting held on May 5, 2021, are set forth below.

In an uncontested election, each of the following nominees was elected to the Board of Directors according to the following votes:

	For	Against	Abstain	Broker Non-Votes
James S. Crown	229,652,915	7,957,685	428,536	23,676,650
Rudy F. deLeon	233,600,768	4,188,984	249,384	23,676,650
Cecil D. Haney	235,210,663	2,573,124	255,349	23,676,650
Mark M. Malcolm	234,822,119	2,950,331	266,686	23,676,650
James N. Mattis	235,050,636	2,731,237	257,263	23,676,650
Phebe N. Novakovic	227,288,158	10,530,680	220,298	23,676,650
C. Howard Nye	233,614,430	4,163,230	261,476	23,676,650
Catherine B. Reynolds	235,600,021	2,190,795	248,320	23,676,650
Laura J. Schumacher	232,317,699	5,503,260	218,177	23,676,650
Robert K. Steel	237,204,437	551,714	282,985	23,676,650
John G. Stratton	236,456,799	1,316,097	266,240	23,676,650
Peter A. Wall	235,129,671	2,644,882	264,583	23,676,650

The results of voting on Proposals 2 through 4 (as numbered in the company’s 2021 Proxy Statement) were as follows:

Proposal 2. Shareholders approved the selection of KPMG LLP as the company’s independent auditors for 2021.

	For	Against	Abstain	Broker Non-Votes
Approval of KPMG as Independent Auditors	257,530,760	3,932,748	252,278	—

Proposal 3. Shareholders approved, on an advisory basis, the compensation paid to the company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K and contained in the 2021 Proxy Statement, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.

	For	Against	Abstain	Broker Non-Votes
Advisory Vote to approve Executive Compensation	229,757,372	7,725,466	556,298	23,676,650

Proposal 4. Shareholders rejected a shareholder proposal requesting that the board take steps necessary to amend the company’s bylaws and each appropriate governing document to give holders of 10% of the company’s outstanding common stock the power to call a special shareholder meeting.

	For	Against	Abstain	Broker Non-Votes
Shareholder Proposal with regard to Special Shareholders Meetings	81,664,388	155,811,041	563,707	23,676,650

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GENERAL DYNAMICS CORPORATION

	by	/s/ Gregory S. Gallopoulos
Gregory S. Gallopoulos Senior Vice President, General Counsel and Secretary (Authorized Officer)

Dated: May 7, 2021